                                                                      Exhibit 99

B04A_MKT1 - Price/Yield - 2A1

Balance                    $265,008,000.00      Delay            24
Initial Coupon             3.65097965           Dated            01/01/2004
Settle                     01/29/2004           First Payment    02/25/2004

Price                 45% Vector         55% Vector        75% Vector        100% Vector         150% Vector         180% Vector
                         Yield              Yield            Yield              Yield               Yield               Yield
        99-12.00         3.612              3.635            3.680              3.732               3.822               3.868
        99-14.00         3.601              3.623            3.665              3.713               3.794               3.835
        99-16.00         3.591              3.611            3.650              3.694               3.766               3.801
        99-18.00         3.580              3.599            3.635              3.675               3.738               3.768
        99-20.00         3.570              3.587            3.620              3.656               3.711               3.734
        99-22.00         3.560              3.576            3.605              3.637               3.683               3.701
        99-24.00         3.549              3.564            3.590              3.618               3.655               3.668
        99-26.00         3.539              3.552            3.576              3.599               3.627               3.635
        99-28.00         3.528              3.540            3.561              3.580               3.600               3.602
        99-30.00         3.518              3.528            3.546              3.561               3.572               3.568
       100-00.00         3.508              3.517            3.531              3.542               3.545               3.535
       100-02.00         3.498              3.505            3.516              3.524               3.517               3.502
       100-04.00         3.487              3.493            3.502              3.505               3.490               3.469
       100-06.00         3.477              3.482            3.487              3.486               3.462               3.436
       100-08.00         3.467              3.470            3.472              3.467               3.435               3.403
       100-10.00         3.456              3.458            3.457              3.449               3.407               3.370
       100-12.00         3.446              3.446            3.443              3.430               3.380               3.338
       100-14.00         3.436              3.435            3.428              3.411               3.353               3.305
       100-16.00         3.426              3.423            3.413              3.393               3.325               3.272
       100-18.00         3.415              3.412            3.399              3.374               3.298               3.239
       100-20.00         3.405              3.400            3.384              3.355               3.271               3.207

             WAL         7.628              6.547            5.014              3.801               2.485               2.037
        Mod Durn         6.043              5.304            4.216              3.311               2.262               1.884
Principal Window     02/04 - 01/34      02/04 - 01/34    02/04 - 01/34      02/04 - 01/34       02/04 - 01/34       02/04 - 01/34

       LIBOR_1YR         1.35               1.35              1.35               1.35                1.35                1.35

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B04A_MKT2 - Price/Yield - 2A2

Balance                       $408,410,000.00    Delay            24
Initial Coupon                4.1839797          Dated            01/01/2004
Settle                        01/29/2004         First Payment    02/25/2004

               5 CPR        15 CPR      20 CPR       25 CPR        30 CPR      40 CPR        50 CPR       60 CPR        70 CPR
Price         To Roll      To Roll      To Roll      To Roll      To Roll      To Roll       To Roll      To Roll       To Roll
               Yield        Yield        Yield        Yield        Yield        Yield         Yield        Yield         Yield
100.37460      4.047        4.000        3.972        3.941        3.905        3.819         3.710        3.570         3.387
100.43710      4.031        3.979        3.949        3.914        3.875        3.781         3.661        3.508         3.308
100.49960      4.014        3.958        3.925        3.888        3.845        3.743         3.613        3.446         3.229
100.56210      3.998        3.938        3.902        3.861        3.815        3.705         3.565        3.385         3.150
100.62460      3.982        3.917        3.878        3.835        3.785        3.667         3.516        3.323         3.072
100.68710      3.965        3.896        3.855        3.808        3.756        3.629         3.468        3.262         2.993
100.74960      3.949        3.875        3.832        3.782        3.726        3.592         3.420        3.201         2.915
100.81210      3.933        3.855        3.808        3.756        3.696        3.554         3.372        3.140         2.837
100.87460      3.917        3.834        3.785        3.729        3.667        3.516         3.324        3.079         2.759
100.93710      3.900        3.813        3.762        3.703        3.637        3.478         3.276        3.018         2.681
100.99960      3.884        3.793        3.738        3.677        3.607        3.441         3.229        2.957         2.603
101.06210      3.868        3.772        3.715        3.651        3.578        3.403         3.181        2.896         2.525
101.12460      3.852        3.752        3.692        3.625        3.548        3.366         3.133        2.835         2.447
101.18710      3.836        3.731        3.669        3.598        3.519        3.328         3.086        2.775         2.370
101.24960      3.819        3.710        3.646        3.572        3.489        3.291         3.038        2.714         2.292
101.31210      3.803        3.690        3.622        3.546        3.460        3.254         2.991        2.654         2.215
101.37460      3.787        3.669        3.599        3.520        3.431        3.216         2.943        2.593         2.138
101.43710      3.771        3.649        3.576        3.494        3.401        3.179         2.896        2.533         2.061
101.49960      3.755        3.628        3.553        3.468        3.372        3.142         2.848        2.473         1.984
101.56210      3.739        3.608        3.530        3.442        3.343        3.105         2.801        2.413         1.907
101.62460      3.723        3.587        3.507        3.416        3.313        3.067         2.754        2.353         1.830

WAL            4.254        3.302        2.912        2.566        2.261        1.756         1.364        1.059         0.819
Mod Durn       3.805        2.990        2.653        2.353        2.086        1.641         1.291        1.014         0.793
Principal
Window      02/04-12/08  02/04-12/08  02/04-12/08  02/04-12/08  02/04-12/08  02/04-12/08   02/04-12/08  02/04-12/08   02/04-12/08

LIBOR_1YR     1.33750      1.33750      1.33750      1.33750      1.33750      1.33750       1.33750      1.33750       1.33750

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B04A_MKT2 - Price/Yield - 2A4

Balance                        $598,000.00     Delay             24
Initial Coupon                 3.6329797       Dated             01/01/2004
Settle                         01/29/2004      First Payment     02/25/2004

               5 CPR        15 CPR       20 CPR       25 CPR        30 CPR        40 CPR       50 CPR        60 CPR        70 CPR
Price         To Roll       To Roll     To Roll      To Roll       To Roll       To Roll       To Roll       To Roll       To Roll
               Yield        Yield        Yield        Yield         Yield         Yield         Yield         Yield         Yield
98-22.00       3.938        4.017        4.064        4.116         4.176         4.320         4.504         4.739         5.045
98-23.00       3.930        4.006        4.052        4.103         4.161         4.301         4.479         4.707         5.004
98-24.00       3.922        3.996        4.040        4.089         4.146         4.281         4.454         4.675         4.963
98-25.00       3.914        3.985        4.028        4.076         4.131         4.262         4.429         4.643         4.923
98-26.00       3.905        3.975        4.016        4.063         4.115         4.242         4.404         4.611         4.882
98-27.00       3.897        3.964        4.004        4.049         4.100         4.223         4.379         4.579         4.841
98-28.00       3.889        3.954        3.992        4.036         4.085         4.203         4.354         4.548         4.800
98-29.00       3.881        3.943        3.980        4.022         4.070         4.184         4.329         4.516         4.759
98-30.00       3.873        3.933        3.968        4.009         4.055         4.165         4.305         4.484         4.718
98-31.00       3.864        3.922        3.957        3.995         4.039         4.145         4.280         4.453         4.678
99-00.00       3.856        3.912        3.945        3.982         4.024         4.126         4.255         4.421         4.637
99-01.00       3.848        3.901        3.933        3.969         4.009         4.106         4.230         4.389         4.596
99-02.00       3.840        3.891        3.921        3.955         3.994         4.087         4.206         4.358         4.556
99-03.00       3.832        3.880        3.909        3.942         3.979         4.068         4.181         4.326         4.515
99-04.00       3.823        3.870        3.897        3.928         3.964         4.048         4.156         4.294         4.475
99-05.00       3.815        3.859        3.885        3.915         3.949         4.029         4.132         4.263         4.434
99-06.00       3.807        3.849        3.874        3.902         3.933         4.010         4.107         4.231         4.394
99-07.00       3.799        3.838        3.862        3.888         3.918         3.990         4.082         4.200         4.353
99-08.00       3.791        3.828        3.850        3.875         3.903         3.971         4.058         4.168         4.313
99-09.00       3.783        3.817        3.838        3.862         3.888         3.952         4.033         4.137         4.272
99-10.00       3.774        3.807        3.826        3.848         3.873         3.933         4.008         4.105         4.232

WAL            4.254        3.302        2.912        2.566         2.261         1.756         1.364         1.059         0.819
Mod Durn       3.840        3.001        2.655        2.348         2.076         1.625         1.271         0.994         0.774
Principal
Window      02/04-12/08  02/04-12/08  02/04-12/08  02/04-12/08   02/04-12/08   02/04-12/08   02/04-12/08   02/04-12/08   02/04-12/08

LIBOR_1YR     1.33750      1.33750      1.33750      1.33750       1.33750       1.33750       1.33750       1.33750       1.33750

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.